Exhibit 10.9

AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT

This AMENDMENT NO. 1 AND INCREMENTAL TERM LOAN ASSUMPTION AGREEMENT, dated as of March 18, 2020 (this “Amendment”), among (i) DIGITALOCEAN, LLC, a Delaware limited liability company (f/k/a Digital Ocean, Inc., a Delaware corporation), as Borrower (the “Borrower”); (ii) DIGITALOCEAN HOLDINGS, INC., a Delaware corporation and the sole parent of the Borrower, as Holdings (“Holdings”), SERVERSTACK, INC., a New York corporation (“ServerStack”, and together with Holdings and the Borrower, the “Credit Parties”), MORGAN STANLEY SENIOR FUNDING, INC., in its capacity as an incremental term loan lender (the “Initial Incremental Term Lender”), the Lenders executing this Amendment on the signature pages hereto, and KEYBANK NATIONAL ASSOCIATION, in its capacity as Administrative Agent (the “Administrative Agent”) under the Credit Agreement referred to below.

RECITALS

A.    The Borrower, Holdings, the lenders party thereto, the Administrative Agent, and the other parties thereto are parties to the Second Amended and Restated Credit Agreement, dated as of February 13, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    Subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Term Loan Commitments by entering into one or more Incremental Term Loan Assumption Agreements with Incremental Term Lenders.

C.    This Agreement constitutes an Incremental Term Loan Assumption Agreement.

D.    In connection with the foregoing and pursuant to the terms of this Agreement, it is intended that the Borrower will obtain $20,000,000 of Incremental Term Loans (such Incremental Term Commitment, the “Initial Incremental Term Commitment”, and such Incremental Term Loans, the “Initial Incremental Term Loans”).

E.    In accordance with Section 2.15(a)(i) of the Credit Agreement, the parties hereto have agreed to establish the Initial Incremental Term Loan Commitments on the terms and subject to the conditions set forth herein.

F.    The Borrower has requested, and the Administrative Agent and each of the Lenders executing a consent (a “Consent”) in the form of Exhibit A hereto (each, a “Consenting Lender”) has agreed, to amend the Credit Agreement as set forth herein.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, Holdings, the Administrative Agent and the Initial Incremental Term Lender party hereto agrees as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Credit Agreement.

Section 2. Assumption of Incremental Term Loans.

(a)    Subject to the terms of Section 2.15 of the Credit Agreement and this Amendment, the Initial Incremental Term Lender hereby agrees to make the Initial Incremental Term Loans to the Borrower in a single drawing on the Amendment No. 1 Effective Date.

(b)    The Initial Incremental Term Loans are being extended pursuant to Section 2.15(a)(i) and after giving effect to the incurrence of the Initial Incremental Term Loans on the Amendment No. 1 Effective Date, the amount of Incremental Term Loans then available under Section 2.15(a)(i) shall be $30,000,000.

(c)    The Initial Incremental Term Loans made pursuant to the Initial Incremental Term Loan Commitments shall constitute “Term Loans” for all purposes under the Credit Agreement and shall have the same terms and conditions as the Closing Date Term Loans outstanding immediately prior to the effectiveness of this Amendment (the “Existing Term Loans”), including, without limitation, with respect to interest payable thereon, the maturity date thereof and Applicable Margin. The Initial Incremental Term Loans shall rank pari passu in right of payment with Existing Term Loans.

(d)    Without limiting the generality of the foregoing and except as may otherwise be set forth in this Amendment, the Initial Incremental Term Loans shall: (i) constitute Obligations and have all of the benefits thereof, (ii) have terms, rights, remedies, privileges and protections identical to those applicable to the Existing Term Loans under the Credit Agreement and each of the other Loan Documents, (iii) be structured as an increase to the Existing Term Loans that will trade fungibly with such Existing Term Loans and (iv) be secured by the Collateral and rank pari passu in right of security with the Existing Term Loans.

Section 3. Amendments to the Credit Agreement. Subject to the conditions to effectiveness set forth in Section 4 below and in reliance upon the representations and warranties of the Credit Parties set forth in Section 5 below, as of the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order therein:

“Amendment No. 1” means that certain Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of March 18, 2020, among the Borrower, Holdings, the Incremental Term Lender party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” has the meaning assigned to such term in Amendment No. 1.

(b)    Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of Restricted Participant in its entirety as follows:

“Restricted Participant” means (i) any Person designated by the Borrower as a “Restricted Participant” by written notice delivered to the Administrative Agent on or prior to the Amendment No. 1 Effective Date, (ii) any Person that is a bona fide competitor of the Borrower that is engaged in the same or similar line of business as the Borrower (including, without limitation, any such competitor that has been designated by the Borrower as a “Restricted Participant” prior to the Amendment No. 1 Effective Date) and has been designated by the Borrower as a “Restricted Participant” by written notice to the Administrative Agent from time to time, or (iii) any Affiliate of a Person described in the foregoing clauses (i) and (ii) that is clearly identifiable solely on the basis of the similarity of its name as an affiliate of such Person (which, for the avoidance of doubt, shall not include any investors that are not operating companies or Affiliates of operating companies or bona fide debt investment funds that are Affiliates of the Persons referenced in clauses (i) or (ii) above); provided, in the case of each of clauses (ii) and (iii), that the inclusion of such Persons as a Restricted Participant shall not apply retroactively to disqualify any Persons that have previously acquired a participation interest in a Loan or Commitment. Notwithstanding the foregoing, if an Event of Default pursuant to Section 8.01(a) or Section 8.01(i) has occurred and is continuing, the Borrower shall not have the right to designate any Person as a Restricted Participant. The Administrative Agent shall be authorized and instructed to post such list of Restricted Participants (and supplements thereto) to the Platform.”

(c)    Schedule 1 to the Credit Agreement is hereby amended and restated in its entirety to read in the form of the schedule attached hereto as Exhibit B

Section 4. Conditions Precedent. This Amendment, and the obligations of the Initial Incremental Term Lender with Initial Incremental Term Commitments to fund Initial Incremental Term Loans on the Amendment No 1. Effective Date, shall be effective upon satisfaction of each of the conditions set forth below (the “Amendment No. 1 Effective Date”):

(a)    (i) this Amendment shall have been executed by the Borrower, Holdings, ServerStack, the Administrative Agent and the Initial Incremental Term Lender, and counterparts hereof as so executed shall have been delivered to the Administrative Agent and (ii) the Administrative Agent shall have received from Lenders that constitute the Required Lenders prior to the effectiveness of this Amendment either (X) Consents signed on behalf of such Lenders or (Y) written evidence reasonably satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method) that such Lenders have signed a Consent;

(b)    the Borrower shall have executed and delivered a Term Note to the Initial Incremental Term Lender with respect to the Initial Incremental Term Loans;

(c)    the Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, memorandum of association, certificate of limited partnership or certificate of formation (or other similar formation document), as in effect on the Amendment No. 1 Effective Date, of each Credit Party, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, and, if applicable, a certificate as to the good standing of each Credit Party as of a recent date, from such Secretary of State (or other similar official); (ii) a certificate of the Secretary or an Assistant Secretary of each Credit Party dated the Amendment No. 1 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws, partnership agreement, limited liability company agreement (or other equivalent governing documents) of such Credit Party as in effect on the Amendment No. 1 Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or other equivalent governing body) of such Credit Party authorizing the execution, delivery and performance of this Amendment No. 1 and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation (or other similar formation document) of such Credit Party has not been amended since the date of the last amendment thereto shown on the certified formation document furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Credit Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; provided that in the case of the certificate of the Borrower and Guarantors who delivered certificates on the Closing Date, such certificate can certify that there have been no changes to such documents delivered to the Administrative Agent on the Closing Date;

(d)    the Administrative Agent shall have received, on behalf of itself and the Initial Incremental Term Lender, customary written opinions of counsel to the Credit Parties, dated the Amendment No. 1 Effective Date and addressed to the Administrative Agent and the Initial Incremental Term Lender as of the Amendment No. 1 Effective Date;

(e)    all representations and warranties of the Credit Parties contained herein or in the other Loan Documents, after giving effect to this Amendment No. 1, shall be true and correct in all material respects (or to the extent any such representation or warranty is already qualified by materiality, after giving effect to such qualification, in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on such earlier date;

(f)    no Default or Event of Default has occurred and is continuing;

(g)    the Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed by an Authorized Officer, confirming (i) compliance with the conditions precedent set forth in the immediately preceding clauses (e) and (f) and (ii) that after giving pro forma effect to the Borrowing of the Initial Incremental Term Loans, the Leverage Ratio does not exceed 4.25:1.00;

(h)    the Administrative Agent shall have received a certificate in substantially the form of Exhibit D to the Credit Agreement from the Chief Financial Officer of the Borrower certifying that Borrower and its Subsidiaries, on a consolidated basis after giving pro forma effect to this Amendment and the Borrowing hereunder, are Solvent;

(i)    the Administrative Agent shall have received a Notice of Borrowing in accordance with Section 2.05(b) of the Credit Agreement with respect to the Initial Incremental Term Loans to be made on the Amendment No. 1 Effective Date; and

(j)    (i) the Initial Incremental Term Lender shall have received an upfront fee in an amount equal to 0.35% of the stated principal amount of its Initial Incremental Term Loans, which such amount may be offset against the proceeds of the Initial Incremental Term Loans made on the Amendment No. 1 Effective Date, and at the Initial Incremental Term Lender’s option, may take the form of original issue discount and (ii) the Administrative Agent shall have received payment of all reasonable out-of-pocket expenses required to be paid in accordance with and subject to the terms and conditions of Section 11.1 of the Credit Agreement on the Amendment No. 1 Effective Date to the extent invoiced at least three (3) Business Days prior to the Amendment No. 1 Effective Date (or such shorter time as may be agreed to by the Borrower).

Section 5. Miscellaneous.

5.1    Representations and Warranties. Each of Borrower and Holdings, by signing below, hereby represents and warrants to the Administrative Agent and the Initial Incremental Term Lender party hereto that:

(a)    each Credit Party (i) is duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in, and, if applicable, is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, and (iv) party thereto has the power and authority to execute, deliver and perform its obligations under this Amendment;

(b)    the officers executing this Amendment on behalf of each Credit Party party hereto have been duly authorized to execute and deliver the same and bind each Credit Party with respect to the provisions hereof;

(c)    the execution and delivery hereof by each Credit Party party hereto and the performance and observance by such Credit Party of the provisions hereof will not (i) violate (A) (x) any provision of law, statute, rule or regulation, or (y) any provision of the certificate or articles of incorporation, memorandum of association or other constitutive documents or by-laws or operating agreements of any Borrower or Guarantor, (B) any order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which any Borrower or Guarantor is a party or by which any of them or any portion of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any material property or assets now owned or hereafter acquired by any Borrower or Guarantor (other than any Lien created under the Security Documents or permitted under the Credit Agreement), except, in the case of clauses (i) (other than clause (A)(y)) and (ii), for any violations, conflicts, breaches or defaults that would not reasonably be expected to have a Material Adverse Effect;

(d)    no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment;

(e)    this Amendment has been duly executed and delivered by each Credit Party party thereto and constitutes a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and

(f)    after giving effect to this Amendment, each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct in all material respects (or to the extent any such representation or warranty is already qualified by materiality, after giving effect to such qualification, in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 1 Effective Date, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

5.2    Credit Agreement Unaffected. Each reference to the “Credit Agreement” in any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

5.3    Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

5.4    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, amend, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective solely with respect to the matters expressly referred to herein.

5.5    Confirmation of Security Documents and Guaranty. Each Credit Party (a) confirms its obligations under the Security Documents, (b) confirms that its obligations under the Credit Agreement as modified hereby are entitled to the benefits of the pledges set forth in the Security Documents, (c) confirms that its obligations under the Credit Agreement as modified hereby constitute “Obligations” (as defined in the Credit Agreement) and (d) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Security Documents. Each party, by its execution of this Amendment, hereby confirms that the Obligations shall remain in full force and effect, and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Security Documents. Each Guarantor (a) confirms its guarantee of the Obligations under the Guaranty and (b) confirms that its obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty. Each party, by its execution of this Amendment, hereby confirms that the obligations of the Guarantors under the Guaranty shall remain in full force and effect.

5.6    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.7    Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, EACH CREDIT PARTY HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

5.8    JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

5.9    Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed and delivered as of the date first above written.

DIGITALOCEAN, LLC, as the Borrower

By:	/s/ Alan Shapiro

Name: Alan Shapiro
Title: Secretary

DIGITALOCEAN HOLDINGS, INC., as Holdings

By:	/s/ Alan Shapiro

Name: Alan Shapiro
Title: Secretary

SERVERSTACK, INC., as Subsidiary Guarantor

By:	/s/ Alan Shapiro

Name: Alan Shapiro
Title: Secretary

[Signature Page to Amendment No. 1]

KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent and Lender

By:	/s/ David A. Wild

Name: David A. Wild
Title: SVP

[Signature Page to Amendment No. 1]

MORGAN STANLEY SENIOR FUNDING, INC., as the Initial Incremental Term Lender

By:	/s/ Alysha Salinger

Name: Alysha Salinger
Title: Vice President

[Signature Page to Amendment No. 1]

Form of Consent

The undersigned hereby (a) consents to the terms of the Amendment No. 1 and Incremental Term Loan Assumption Agreement (“Amendment No. 1”) to the Second Amended and Restated Credit Agreement dated as of February 13, 2020 (the “Credit Agreement”), among DigitalOcean, LLC, as Borrower, DigitalOcean Holdings, Inc., as Holdings, the lenders from time to time party thereto and KeyBank National Association, as administrative agent and (b) consents to, and agrees to be bound by the terms of, Amendment No. 1 and the Credit Agreement as amended thereby.

BARCLAYS BANK PLC, as a Consenting Lender

By:	/s/ Martin Corrigan

Name: Martin Corrigan
Title: Vice President

[Signature Page to Amendment No. 1]

EXHIBIT A

Form of Consent

The undersigned hereby (a) consents to the terms of the Amendment No. 1 and Incremental Term Loan Assumption Agreement (“Amendment No. 1”) to the Second Amended and Restated Credit Agreement dated as of February 13, 2020 (the “Credit Agreement”), among DigitalOcean, LLC, as Borrower, DigitalOcean Holdings, Inc., as Holdings, the lenders from time to time party thereto and KeyBank National Association, as administrative agent and (b) consents to, and agrees to be bound by the terms of, Amendment No. 1 and the Credit Agreement as amended thereby.

Name of Institution: Bank of America, N.A., as a Consenting Lender

By:	/s/ Kevin Yuen

Name: Kevin Yuen
Title: Senior Vice President

[If a second signature block is necessary]

By:

Name:
Title:

[Signature Page to Amendment No. 1]

Form of Consent

The undersigned hereby (a) consents to the terms of the Amendment No. 1 and Incremental Term Loan Assumption Agreement (“Amendment No. 1”) to the Second Amended and Restated Credit Agreement dated as of February 13, 2020 (the “Credit Agreement”), among DigitalOcean, LLC, as Borrower, DigitalOcean Holdings, Inc., as Holdings, the lenders from time to time party thereto and KeyBank National Association, as administrative agent and (b) consents to, and agrees to be bound by the terms of, Amendment No. 1 and the Credit Agreement as amended thereby.

Name of Institution: Regions Bank, as a Consenting Lender

By:	/s/ Bruce Rudolph

Name: Bruce Rudolph
Title: Director

[Signature Page to Amendment No. 1]

Form of Consent

The undersigned hereby (a) consents to the terms of the Amendment No. 1 and Incremental Term Loan Assumption Agreement (“Amendment No. 1”) to the Second Amended and Restated Credit Agreement dated as of February 13, 2020 (the “Credit Agreement”), among DigitalOcean, LLC, as Borrower, DigitalOcean Holdings, Inc., as Holdings, the lenders from time to time party thereto and KeyBank National Association, as administrative agent and (b) consents to, and agrees to be bound by the terms of, Amendment No. 1 and the Credit Agreement as amended thereby.

JP Morgan Chase Bank N.A., as a Consenting Lender

By:	/s/ Daniel Luby

Name: Daniel Luby
Title: Senior Vice President

[If a second signature block is necessary]

By:

Name:
Title:

[Signature Page to Amendment No. 1]

Form of Consent

The undersigned hereby (a) consents to the terms of the Amendment No. 1 and Incremental Term Loan Assumption Agreement (“Amendment No. 1”) to the Second Amended and Restated Credit Agreement dated as of February 13, 2020 (the “Credit Agreement”), among DigitalOcean, LLC, as Borrower, DigitalOcean Holdings, Inc., as Holdings, the lenders from time to time party thereto and KeyBank National Association, as administrative agent and (b) consents to, and agrees to be bound by the terms of, Amendment No. 1 and the Credit Agreement as amended thereby.

Name of Institution: Credit Suisse AG, Cayman Islands Branch, as a Consenting Lender

By:	/s/ Judith E. Smith

Name: Judith E. Smith
Title: Authorized Signatory

By:	/s/ Brady Bingham

Name: Brady Bingham
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

EXHIBIT A

Form of Consent

The undersigned hereby (a) consents to the terms of the Amendment No. 1 and Incremental Term Loan Assumption Agreement (“Amendment No. 1”) to the Second Amended and Restated Credit Agreement dated as of February 13, 2020 (the “Credit Agreement”), among DigitalOcean, LLC, as Borrower, DigitalOcean Holdings, Inc., as Holdings, the lenders from time to time party thereto and KeyBank National Association, as administrative agent and (b) consents to, and agrees to be bound by the terms of, Amendment No. 1 and the Credit Agreement as amended thereby.

Name of Institution:

as a Consenting Lender

By:

Name:
Title:

[If a second signature block is necessary]

By:

Name:
Title:

[Signature Page to Amendment No. 1]

EXHIBIT B

Lenders and Commitments

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